Exhibit 99.1

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands, except per share/unit data and where indicated in millions)

On January 19, 2015, the board of directors (the “Board of Directors”) of Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Company”) provided approval for the Company to form a joint venture (the “Joint Venture”) with Lightstone Value Plus Real Estate Investment Trust II, Inc. (“Lightstone II”), a real estate investment trust also sponsored by the Company’s sponsor, The Lightstone Group, and for the Joint Venture to acquire the Company’s membership interests in 11 limited service hotels for approximately $122.4 million, plus closing and other third party transaction costs, contingent upon lender approval.  As of December 31, 2014, the 11 limited service hotels were encumbered by approximately $67.2 million in debt. The amount of consideration that the Company will receive for its contribution was determined based on independent third-party appraisals.

On January 29, 2015 the Company, through its operating partnership, entered into an agreement to form the Joint Venture with Lightstone II whereby the Company and Lightstone II have 2.5% and 97.5% membership interests in the Joint Venture, respectively. Lightstone II is the managing member. Each member may receive distributions and make future capital contributions based upon its respective ownership percentage, as required.

On January 29, 2015 and February 11, 2015, the Company, through a wholly owned subsidiary of its operating partnership, completed the disposition of its memberships interests in a portfolio of seven limited service hotels (the “Hotel Portfolio”) for approximately $88.0 million, excluding transaction costs, or approximately $42.7 million, net of $45.3 million of debt which was repaid as part of the transaction, pursuant to seven separate contribution agreements entered into with Lightstone II through the Joint Venture. The Hotel Portfolio represents seven of the eleven limited service hotels to be acquired by the Joint Venture previously approved by the Board of Directors. The limited service hotels included in the Hotel Portfolio are as follows:

•	a 90-room limited service hotel which operates as a Courtyard by Marriott located in Willoughby, Ohio

•	a 102-room limited service hotel which operates as a Fairfield Inn & Suites by Marriott located in West Des Moines, Iowa

•	a 97-suite limited service hotel which operates as a SpringHill Suites by Marriott located in West Des Moines, Iowa

•	a 126-room limited service hotel which operates as a Hampton Inn located in Miami, Florida

•	a 104-room limited service hotel which operates as a Hampton Inn & Suites located in Fort Lauderdale, Florida

•	a 121-room limited service hotel which operates as a Courtyard by Marriott located in Baton Rouge, Louisiana

•	a 121-room limited service hotel which operates as a Courtyard by Marriott located in Parsippany, New Jersey

The Hotel Portfolio was secured by (i) a $34.1 million revolving credit facility that was paid off upon completion of the disposition of the Hotel Portfolio and by (ii) $11.2 million of debt which was assumed by the subsidiaries of the Joint Venture as part of the transaction.

Pro Forma Financial Statements

The following unaudited pro forma condensed consolidated financial statements have been prepared based on the historical financial statements of the Company after giving effect to the sale of the Hotel Portfolio, and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statements of operations give effect to the disposal of the Hotel Portfolio by the Company as if it had occurred on January 1, 2012 and the unaudited pro forma condensed consolidated balance sheet gives effect to the disposal of the Hotel Portfolio by the Company as if it had occurred on September 30, 2014. The unaudited pro forma condensed consolidated financial statements were derived by adjusting the historical financial statements of the Company for the removal of assets, liabilities, revenues and expenses associated with the Hotel Portfolio and the pro forma adjustments described in the notes.

The unaudited pro forma condensed consolidated financial statements do not give effect to the sale to the Joint Venture of the Company’s membership interests in four limited service hotels whose sale to the Joint Venture the Board of Directors also approved, a transaction that has not yet occurred but that the Company believes is probable.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, filed on March 31, 2014 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, filed on November 14, 2014.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations that would have actually been reported had the disposition occurred on January 1, 2012 for consolidated statements of operations purposes and as of September 30, 2014 for consolidated balance sheet purposes, nor are they necessarily indicative of the Company’s future consolidated financial position or consolidated results of operations. The unaudited pro forma condensed consolidated financial statements are based upon estimates and assumptions. These estimates and assumptions are preliminary and have been made solely for the purposes of developing this pro forma information.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(Amounts in thousands, except per share data)

	Historical	Hotel Portfolio	Pro Forma Adjustments		Pro Forma
Assets

Net investment property	384,886	(76,621)	-		308,265

Investment in unconsolidated affiliated real estate entity	9,148				9,148
Investment in affiliate	21,837	-	1,311	(e)	23,148
Cash and cash equivalents	59,049	-	42,752	(a)
			(297)	(b)
			(1,311)	(e)	100,193
Marketable securities, available for sale	145,237	-	-		145,237
Restricted escrows	12,962	-	-		12,962
Tenant accounts receivable	3,419	(870)	-		2,549
Mortgage receivable	5,212	-	-		5,212
Intangible assets, net	1,843	(64)	-		1,779
Prepaid expenses and other assets	12,177	(779)	-		11,398

					-
Total Assets	$655,770	$(78,334)	$42,455		619,891

Liabilities and Stockholders' Equity
Mortgages payable	$264,987	$(45,717)	$-		219,270
Notes payable	39,113	-	-		39,113
Accounts payable, accrued expenses and other liabilities	16,502	(2,295)	-		14,207
Due to sponsor	675	(30)	-		645
Tenant allowances and deposits payable	2,108	(99)	-		2,009
Distributions payable	4,553	-	-		4,553
Deferred rental income	1,546	-	-		1,546
Acquired below market lease intangibles, net	842	-	-		842

Total liabilities	330,326	(48,141)	-		282,185

Commitments and contingencies

Stockholders' Equity:
Company's stockholders' equity:
Preferred shares, $0.01 par value, 10,000 shares authorized, none issued and outstanding	-	-	-		-
Common stock, $0.01 par value; 60,000 shares authorized, 25,777 shares issued and outstanding	258	-	-		258
Additional paid-in-capital	203,134	(57,323)	57,323	(c)	203,134

Accumulated other comprehensive loss	41,282	-	-		41,282
Accumulated surplus	33,990	27,617	(27,617)	(c)
			12,749	(d)	46,739

Total Company stockholder’s equity	278,664	(29,706)	42,455		291,413
Noncontrolling interests	46,780	(487)	-		46,293

Total Stockholders' Equity	325,444	(30,193)	42,455		337,706

Total Liabilities and Stockholders' Equity	$655,770	$(78,334)	$42,455		619,891

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Nine Months Ended September 30, 2014

	Historical	Hotel Portfolio	Pro Forma Adjustments		Pro Forma

Revenues:
Rental income	$59,030	$(17,908)	-		$41,122
Tenant recovery income	3,507	-	-		3,507
Other service income	8,764	(634)	-		8,130

Total revenues	71,301	(18,542)	-		52,759

Expenses:
Property operating expenses	38,773	(11,497)	-		27,276
Real estate taxes	3,968	(1,023)	-		2,945
General and administrative costs	4,887	(243)	(301)	(f)	4,343
Depreciation and amortization	12,195	(2,058)			10,137

Total operating expenses	59,823	(14,821)	(301)		44,701

Operating income	11,478	(3,721)	301		8,058

Mark to market adjustment on derivative financial instruments	(100)	(11)	-		(111)
Interest and dividend income	11,522	(2)	-		11,520
Interest expense	(14,711)	2,031	-		(12,680)
Gain on disposition of unconsolidated affiliated real estate entities	4,418	-	-		4,418
Gain on disposition of real estate, net	9,129	-	-		9,129
Gain on sale of marketable securities	1,367	-	-		1,367
Income from investments in unconsolidated affiliated real estate entities	316	-	-		316
Other income, net	1,165	(94)	-		1,071

Net income from continuing operations	24,584	(1,797)	301		23,088
Net income from discontinued operations	1,620	-	-		1,620

Net income	26,204	(1,797)	301		24,708
Less: net income attributable to noncontrolling interests	(1,718)	(5)	-		(1,723)

Net income attributable to common shares	$24,486	$(1,802)	301		$22,985

Basic and diluted earnings per common share:
Continuing operations	$0.89	$(0.07)	0.01		$0.83
Discontinued operations	0.06	-	-		0.06
Net earnings per common share	$0.95	$(0.07)	0.01		$0.89

Weighted average number of common shares outstanding, basic and diluted	25,772	25,772	25,772		25,772

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Twelve Months Ended December 31, 2013

	Historical	Hotel Portfolio	Pro Forma Adjustments		Pro Forma

Revenues:
Rental income	$59,021	$(16,317)	-		$42,704
Tenant recovery income	5,123	-	-		5,123
Other service income	9,418	(591)	-		8,827

Total revenues	73,562	(16,908)	-		56,654

Expenses:
Property operating expenses	42,947	(10,737)	-		32,210
Real estate taxes	4,749	(1,045)	-		3,704
General and administrative costs	10,544	(2,275)	(244)	(f)	8,025
Depreciation and amortization	11,810	(1,704)	-		10,106

Total operating expenses	70,050	(15,761)	(244)		54,045

Operating income	3,512	(1,147)	244		2,609

Mark to market adjustment on derivative financial instruments	444	43	-		487
Interest and dividend income	10,248	(3)	-		10,245
Interest expense	(16,857)	1,314	-		(15,543)
Gain on disposition of unconsolidated affiliated real estate entities	1,200	-	-		1,200
Gain on sale of marketable securities	14,124	-	-		14,124
Loss from investments in unconsolidated affiliated real estate entities	(1,524)	-	-		(1,524)
Other income, net	1,890	7	-		1,897

Net income from continuing operations	13,037	214	244		13,495
Net income from discontinued operations	3,265	-	-		3,265

Net income	16,302	214	244		16,760
Less: net income attributable to noncontrolling interests	(1,388)	(12)	-		(1,400)

Net income attributable to common shares	$14,914	$202	244		$15,360

Basic and diluted earnings per common share:
Continuing operations	$0.41	$0.01	0.01		$0.43
Discontinued operations	0.12	-	-		0.11
Net earnings per common share	$0.53	$0.01	0.01		$0.54

Weighted average number of common shares outstanding, basic and diluted	28,310	28,310	28,310		28,310

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Twelve Months Ended December 31, 2012

	Historical	Hotel Portfolio	Pro Forma Adjustments		Pro Forma

Revenues:
Rental income	$34,176	$(2,450)	-		$31,726
Tenant recovery income	5,150	-	-		5,150
Other service income	7,864	(143)	-		7,721

Total revenues	47,190	(2,593)	-		44,597

Expenses:
Property operating expenses	25,367	(1,664)	-		23,703
Real estate taxes	3,766	(199)	-		3,567
General and administrative costs	7,882	(1,019)	(55)	(f)	6,808
Depreciation and amortization	8,465	(216)	-		8,249

Total operating expenses	45,480	(3,098)	(55)		42,327

Operating income	1,710	505	55		2,270

Mark to market adjustment on derivative financial instruments	(13,485)	-	-		(13,485)
Interest and dividend income	14,509	(661)	-		13,848
Interest expense	(12,677)	-	-		(12,677)
Gain on disposition of unconsolidated affiliated real estate entities	120,607	-	-		120,607
Bargain purchase gain	4,800	(4,800)	-		-
Loss on sale of marketable securities	(339)	-	-		(339)
Income from investments in unconsolidated affiliated real estate entities	728	-	-		728
Other income, net	1,642	5	-		1,647

Net income from continuing operations	117,495	(4,951)	55		112,599
Net income from discontinued operations	2,451	-	-		2,451

Net income	119,946	(4,951)	55		115,050
Less: net income attributable to noncontrolling interests	(11,625)	-	-		(11,625)

Net income attributable to common shares	$108,321	$(4,951)	55		$103,425

Basic and diluted earnings per common share:
Continuing operations	$3.54	$(0.17)	-		$3.37
Discontinued operations	0.08	-	-		0.08
Net earnings per common share	$3.62	$(0.17)	-		$3.45

Weighted average number of common shares outstanding, basic and diluted	29,941	29,941	29,941		29,941

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands, except per share/unit data and where indicated in millions)

Note 1. Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission.

The unaudited pro forma condensed consolidated financial statements of the Company have been prepared based on the historical balance sheet of the Company as of September 30, 2014 and the historical statement of operations for the Company for the nine months ended September 30, 2014 and for each of the years in the two-year period ended December 31, 2013 after giving effect to the adjustments described below. The Company did not have any ownership interest in the Hotel Portfolio prior to January 1, 2012.

The Company employs accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company have been made.

The ongoing activity presented in these unaudited pro forma condensed consolidated financial statements represents the Company’s assets, liabilities, revenues and expenses that reflect the disposition of the Hotel Portfolio. This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor is it necessarily indicative of the operating results and financial position that may occur in the future.

Note 2. Pro Forma Assumptions

Pro forma adjustments:

The accompanying unaudited pro forma financial statements have been prepared as if (i) the disposition was completed on September 30, 2014 for the balance sheet and (ii) the disposition was completed as of January 1, 2012 for statement of operations purposes and reflect the following pro forma adjustments:

a)	To reflect the sale consideration of $42.7 million cash received in connection with the disposition of the Hotel Portfolio.
b)	To reflect the $0.3 million in estimated direct expenses paid in connection with the disposition of the Hotel Portfolio including legal, accounting and other professional fees.
c)	To eliminate the Hotel Portfolio’s equity from consolidated equity as a result of the disposition.
d)	To record the net gain of $12.7 million on the disposition of the Hotel Portfolio.
e)	To reflect the Company’s investment of $1.3 million in the Joint Venture with respect to the seven contribution agreements for the Hotel Portfolio.
f)	To add back the asset management fees paid to the advisor by the Company with respect to the Hotel Portfolio.

Note 3. Unaudited Pro Forma Earnings Per Share Data

Basic and diluted pro forma earnings per share were calculated using the weighted average shares outstanding of the Company for the nine months ended September 30, 2014 and for each of the years in the two-year period ended December 31, 2013.